Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

20. INCOME TAXES

The Company’s income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to loss from continuing operations before tax for the nine months ended September 30, 2020 and the period January 10, 2019 (Inception) to September 30, 2019 due to the following:

(Amounts in US$’s)	Nine months Ended September 30, 2020		January 10, 2019 (Inception) to September 30, 2019
	US$’s	Rates	US$’s	Rates
Income tax benefit at statutory federal income tax rate	$5,233,600	21.00%	$2,941,011	21.00%
State tax expense, net of federal benefit	996,900	4.00%	560,193	4.00%
Permanent items	(400)	(0.00)%	—	—
Other	(6,100)	(0.02)%	—	—
Valuation allowance	(6,224,000)	(24.98)%	$—	—
Income tax benefit	—	—%	$3,501,204	25.00%

To determine the quarterly provision for income taxes, the Company uses an estimated annual effective tax rate, which is based on expected annual income, statutory tax rates and tax planning opportunities available in various jurisdictions in which the Company is subject to tax. Certain significant or unusual items are separately recognized in the quarter in which they occur and can be a source of variability in the effective tax rate from quarter to quarter. The Company recognizes interest and penalties related to uncertain tax positions, if any, as an income tax expense. As of September 30, 2020, and December 31, 2019, the Company had not recorded any liabilities for uncertain tax positions. There were no discrete items for the quarter ended September 30, 2020.

The Company records valuation allowances to reduce its deferred tax asset to an amount that it believes is more likely than not to be realized. In assessing the realizability of deferred tax assets, management considered whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon generation of future taxable income during the period in which those temporary differences become deductible. During the three months ended September 30, 2020, the Company recorded a change in the valuation allowance of $2,648,200 as compared to $0 for the three months ended September 30, 2019.

It is the Company’s policy to establish reserves based on management’s assessment of exposure for certain tax positions taken in previously filed tax returns that may become payable upon audit by taxing authorities. The Company’s tax reserves are analyzed quarterly, and adjustments are made as events occur that the Company believes warrant adjustments to those reserves. Management has not recorded any reserves for uncertain tax positions.

16. INCOME TAXES

Deferred taxes are provided on the liability method whereby deferred tax assets and liabilities are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax law and rates on the date of enactment. The Tax Cut and Jobs Act was enacted on December 22, 2017, which reduced the U.S. corporate statutory income tax rate from 35% to 21% beginning January 1, 2018.

Net deferred tax liabilities consisted of the following as of December 31, 2019:

(Amounts in US$'s)	December 31, 2019
Deferred tax assets:
Share-based compensation	$13,700
Inventory reserve	137,000
Allowance for bad debt	172,700
Net operating loss carryover	11,867,800
Foreign losses	4,130,000
General business credits	256,400
Valuation allowance	(3,762,800)
Total deferred tax assets	12,814,800
Deferred tax liabilities:
Depreciation	(43,000)
Amortization	(12,771,800)
Total deferred tax liabilities	(12,814,800)
Net deferred tax assets (liabilities)	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to income (loss) from continuing operations before tax for fiscal 2019 due to the following:

	December 31, 2019
	US$'s	Rates
Income tax benefit at statutory federal income tax rate	$(6,653,400)	21.00%
State tax expense, net of federal benefit	(1,267,300)	4.00%
Permanent items	20,000	(0.06)%
Valuation allowance	3,762,800	(11.88)%
Income tax benefit	$(4,137,900)	13.06%

As of December 31, 2019, the Company had domestic net operating loss carryforwards of approximately $47,472,000, of which approximately $13,615,000 was generated pre-2018 that may be carried forward 20 years to offset against future taxable income from the year 2019 through 2039, and approximately $33,857,000 that may offset future taxable income with no definite expiration date.

Due to the change in the ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

The Company records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50% likely to be realized upon the ultimate settlement with the related tax authority. The Company did not record any liabilities related to uncertain tax positions as of December 31, 2019.

The Company records valuation allowances to reduce its deferred tax assets to an amount the its believes is more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers all positive and negative evidence to determine whether future taxable income will be generated during the periods in which those temporary differences become deductible. As a result, the Company recorded a valuation allowance on the portion of the deferred tax assets, including current year losses, deemed not to have enough sources of income to utilize the future benefits.